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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934



Filed by the Registrant [X]

Filed by a Party Other than the Registrant  [_]

Check the appropriate box:
[_]   Preliminary Proxy Statement         [_]   CONFIDENTIAL, FOR THE USE OF THE
[X]   Definitive Proxy Statement                COMMISSION ONLY (AS PERMITTED BY
[_]   Definitive Additional Materials           RULE 14a-6(e)(2))
[_]   Soliciting Material Pursuant to
      Section 240.14a-12

                            OAK HILL FINANCIAL, INC.
--------------------------------------------------------------------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

--------------------------------------------------------------------------------
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

         [X]   No fee required.
         [_]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
               and 0-11.

               (1) Title of each class of securities to which transaction applies:
               (2)  Aggregate number of securities to which transaction applies
               (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
               (4) Proposed maximum aggregate value of transaction: (5) Total fee paid:

         [_]   Fee paid previously with preliminary materials.
         [_]   Check  box if any  part of the fee is  offset  as  provided  by
               Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

               (1)  Amount Previously Paid:
               (2)  Form, Schedule or Registration Statement No.:
               (3)  Filing Party:
               (4)  Date Filed:

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

                            OAK HILL FINANCIAL, INC.
                                  14621 S.R. 93
                                JACKSON, OH 45640
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                                                  March 24, 2006

To the Shareholders of Oak Hill Financial, Inc.:

     You are cordially invited to attend the Annual Meeting of Shareholders of Oak Hill Financial, Inc. (the "Corporation") to be held at the Ohio State University Extension South District Office, 17 Standpipe Road, Jackson, Ohio 45640, on April 18, 2006 at 1:00 p.m., local time, for the following purposes of considering and acting upon the following:

     (1)  To elect the following six directors for terms expiring in 2008 (Class
          II), as successors to incumbent  directors whose terms expire in 2006:
          Candice R. DeClark-Peace, Barry M. Dorsey, Ed.D., Donald R. Seigneur, William S. Siders, H. Grant Stephenson, and Donald P. Wood.

     (2)  To  ratify  the   appointment  of  Grant  Thornton  LLP  to  serve  as
          independent registered public accounting firm for the Corporation for the year 2006.

     (3) To consider and act upon such matters as may properly come before the Annual Meeting or any adjournment thereof.

     Holders of record of the Corporation at the close of business on February 24, 2006 are entitled to notice of and to vote at the Annual Meeting and at any adjournment thereof. Each shareholder is entitled to one vote for each common share held regarding each matter properly brought before the meeting. On February 24, 2006, there were 5,560,345 common shares outstanding.


                                            By Order of the Board of Directors,

                                            /s/ Ron J. Copher

                                            Ron J. Copher
                                            Secretary


EVERY SHAREHOLDER'S VOTE IS IMPORTANT. IF YOU ARE UNABLE TO BE PRESENT AT THE ANNUAL MEETING, YOU ARE REQUESTED TO COMPLETE AND RETURN PROMPTLY THE ENCLOSED PROXY SO THAT YOUR SHARES WILL BE REPRESENTED. A STAMPED, ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                            OAK HILL FINANCIAL, INC.
                                  14621 S.R. 93
                                Jackson, OH 45640

                                 PROXY STATEMENT

     On behalf of the Board of Directors of Oak Hill Financial, Inc. (the "Corporation"), a proxy is solicited from you to be used at the Corporation's Annual Meeting of Shareholders ("Annual Meeting") to be held April 18, 2006 at 1:00 p.m., local time, and any adjournment thereof, at the Ohio State University Extension South District Office, 17 Standpipe Road, Jackson, Ohio 45640. This Proxy Statement is being mailed on or about March 24, 2006.

     Proxies in the form enclosed herewith are being solicited on behalf of the Corporation's Board of Directors. Proxies which are properly executed and returned will be voted at the Annual Meeting as directed; proxies properly executed and returned which indicate no direction will be voted FOR the nominees for director named herein, FOR the ratification of the appointment of the firm of Grant Thornton LLP to serve as independent registered public accounting firm for the Corporation for the year 2006, and, at the discretion of the persons acting under the proxy, to transact such other business as may properly come before the meeting or any adjournment thereof. Proxies indicating an abstention from voting on any matter will be tabulated as a vote withheld on such matter and will be included in computing the number of shares present for purposes of determining the presence of a quorum for the Annual Meeting. If a broker indicates on the form of proxy that it does not have discretionary authority as to certain common shares to vote on a particular matter, those common shares will be considered as present but not entitled to vote with respect to that matter. Any shareholder giving the enclosed proxy has the power to revoke the same prior to its exercise by filing with the Secretary of the Corporation a written revocation or duly executed proxy bearing a later date, or by giving notice of revocation in open meeting.

                                VOTING SECURITIES

     As of February 24, 2006, the record date fixed for the determination of shareholders entitled to vote at the Annual Meeting, there were 5,560,345 shares of the Corporation's common stock outstanding. Each such share is entitled to one vote on each matter properly coming before the Annual Meeting.

               OWNERSHIP OF COMMON STOCK BY PRINCIPAL SHAREHOLDERS

     As of February 17, 2006, persons known by the Corporation to own beneficially more than 5% of the outstanding common shares of the Corporation are set forth below.


                             Number of Shares of
                                 Common Stock                  Percentage
      Name(1)               Beneficially Owned(2)              of Class(3)
--------------------------------------------------------------------------------
Evan E. Davis                       608,487                      10.95%
D. Bruce Knox                       342,486(4)(5)                 6.11%

--------------------------------------------------------------------------------

(1) The address of Evan E. Davis, Director Emeritus of the Corporation, and D. Bruce Knox, a Director of the Corporation, is c/o Oak Hill Financial, Inc., 14621 S.R. 93, Jackson, OH 45640.

(2) Beneficial ownership is determined in accordance with the Rules of the Securities and Exchange Commission ("SEC") which generally attributes beneficial ownership of securities to persons who possess sole or shared voting power and/or investment power with respect to those securities.

(3) "Percentage of class" is calculated by dividing the number of shares beneficially owned by the number of outstanding shares of the Corporation on February 17, 2006 plus the number of shares the person has the right to acquire within 60 days of February 17, 2006.

4) Includes 45,558 shares which could be acquired by Mr. Knox under stock options exercisable within 60 days of February 17, 2006. Includes 242,262 shares held by a Trust as to which Mr. Knox is a Trustee and a partial beneficiary.

(5) Includes shares acquired pursuant to the Oak Hill Financial, Inc. 401(k) & Profit Sharing Plan for which investment power is exercised.


                     OWNERSHIP OF COMMON STOCK BY MANAGEMENT

     As of February 17, 2006, the directors of the Corporation, the executive officers of the Corporation named in the Summary Compensation Table, and all executive officers and directors of the Corporation as a group beneficially owned common shares of the Corporation as set forth below.

                                                       Amount and Nature of
                                                       Beneficial Ownership           Percentage
Name and Title                                          of Common Stock(1)            of Class(2)
-------------------------------------------------------------------------------------------------
John D. Kidd, Chairman and Director                        270,988(3)(5)                 4.87%
R. E. Coffman, Jr., President, Chief
   Executive Officer and Director                          188,173(3)(5)(6)              3.37%
Ron J. Copher, Chief Financial Officer
   Treasurer and Secretary                                  41,561(3)(5)                   *
Scott J. Hinsch, Jr., Vice President                        14,689(3)(5)                   *
D. Bruce Knox, Chief Information Officer
   and Director                                            342,486(3)(4)(5)              6.11%
Miles R. Armentrout, Chief Commercial Banking Officer        3,614(3)(5)                   *

Candice R. DeClark-Peace, Director                           6,138(3)(7)                   *
Barry M. Dorsey, Ed.D., Director                            28,600(3)                      *
Donald R. Seigneur, Director                                26,250(3)                      *
William S. Siders, Director                                 87,161(3)                    1.57%
H. Grant Stephenson, Director                               24,511(3)(7)                   *
Neil S. Strawser, Director                                  71,448(3)                    1.29%
Donald P. Wood, Director                                     7,778(3)(7)                   *

All directors and executive officers
   as a group (14 persons)                               1,151,523(8)                   19.91%

-------------------------------------------------------------------------------------------------

(1) For purposes of the above table, a person is considered to "beneficially own" any shares with respect to which he exercises sole or shared voting or investment power or as to which he has the right to acquire the beneficial ownership within 60 days of February 17, 2006, Unless otherwise indicated, voting power and investment power are exercised solely by the person named above or shared with members of his household.

(2) "Percentage of class" is calculated by dividing the number of shares beneficially owned by the number of outstanding shares of the Corporation on February 17, 2006 plus the number of shares the person has the right to acquire within 60 days of February 17, 2006.

(3) Includes 11,600 shares which could be acquired by Mr. Kidd, 28,000 shares which could be acquired by Mr. Coffman, 27,750 shares which could be acquired by Mr. Copher, 10,600 shares which could be acquired by Mr. Hinsch, 45,558 shares which could be acquired by Mr. Knox, 3,000 shares which could be acquired by each of Ms. DeClark-Peace and Messrs. Armentrout and Strawser, 2,000 shares which could be acquired by Mr. Wood, 18,750 shares which could be acquired by Mr. Dorsey, 15,000 shares which could be acquired by Mr. Seigneur, 5,000 shares which could be acquired by Mr. Siders, and 20,000 shares which could be acquired by Mr. Stephenson under stock options exercisable within 60 days of February 17, 2006.

(4) Also includes 242,262 shares held by a Trust as to which Mr. Knox is a Trustee and partial beneficiary.

(5) Includes shares acquired pursuant to the Oak Hill Financial, Inc. 401(k) & Profit Sharing Plan for which investment power is exercised.

(6) Includes shares held in Trust for the Oak Hill Financial, Inc. 401(k) & Profit Sharing Plan for which Mr. Coffman, as an Administrator, exercises shared voting power.

(7) Includes the right to acquire 438 shares by Ms. DeClark-Peace, 711 shares by Mr. Stephenson, and 878 shares by Mr. Wood upon termination of director service under the Corporation's Non-employee Director Deferred Compensation Plan.

(8) Includes 226,508 shares which may be purchased under stock options exercisable within 60 days of February 17, 2006.

                              ELECTION OF DIRECTORS

     The Corporation's Board of Directors (the "Board") has nominated six persons for a two-year term (Class II). The terms of the remaining directors in Class I will continue as indicated below. The accompanying proxy will be voted for the election of those six persons named under Class II in the following table unless otherwise directed. In the event that any of the nominees for director shall become unavailable (which management does not expect), the proxies may be voted for a substitute nominee at the discretion of those named as proxies. The election of each nominee requires the favorable vote of a plurality of all votes cast by the holders of the Corporation's common stock.

     Director candidates are recommended by the Corporation's Governance and Compensation Committee (the "Committee") to the Board for nomination for election to the Board. The Committee's charter directs the Committee to investigate and assess potential candidates and to maintain an active file of suitable candidates for directors. The Committee is empowered by the Charter to engage a third party search firm to assist, but the Committee believes that the existing directors and executive management of the Corporation have significant business contacts from which qualified candidates will be identified. The Committee did not hire any director search firm in 2006 and, accordingly, paid no fees to any such a firm. Upon identifying a candidate for serious consideration, one or more members of the Committee would initially interview such candidate. If a candidate merited further consideration, the candidate would subsequently interview with all other Committee members (individually or as a group), and would interview with the Corporation's Chief Executive Officer and other executive officers. The Committee would seek input from all persons who interviewed the candidate and then determine whether or not to nominate the candidate.

     The Committee also considers the recommendations of shareholders regarding potential director candidates. In order for shareholder recommendations regarding possible director candidates to be considered by the Committee, such recommendations must be provided to the Governance and Compensation Committee c/o Oak Hill Financial, Inc., 14621 S.R. 93, Jackson, OH 45640, in writing at least 120 days prior to the date of the next scheduled annual meeting.

     In order to be considered, the recommendation must include the following:

            (i)   the name, age, business address and residence of such person;

            (ii)  the principal occupation or employment of such person;

            (iii) the class and  number of shares of the  Corporation  which are beneficially owned by such person; and

            (iv) any other information relating to such person that is required to be disclosed in solicitations for proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, or successor provision.

     The shareholder submitting the recommendation must also give his name, address, and the number of shares beneficially owned. Such notice shall also be accompanied by the written consent of each proposed nominee to serve as a director of the Corporation, if elected. The Corporation may require any proposed nominee to furnish other information to determine the qualifications of such proposed nominee to serve as a director of the Corporation. The Committee will evaluate the possible nominee using the criteria outlined below and will consider such person in comparison to all other candidates. The Committee is not obligated to nominate any such individual for election.

     The Committee's Guidelines for Directors set forth the following guidelines for directors: exercise independent, practical and mature business judgment for the overall benefit of the Corporation and the Corporation's shareholders; possess familiarity with the business issues affecting the success of the Corporation and its affiliates; a willingness, in a manner consistent with applicable legal requirements with the highest professional and ethical standards, promote the Corporation and its subsidiaries; demonstrate high ethical and moral standards; possess a reputation for integrity; possess communication skills necessary to function as part of a team on behalf of the Corporation and the Corporation's shareholders, both as a listener and as a leader; have no conflicts of interest or the appearance of conflicts of interest; possess a willingness to invest significant time and energy in monitoring management's conduct of the business of the Corporation and its affiliates and in monitoring management's compliance with the Corporation's operating and administrative policies; have the ability to hold management accountable for compliance with the legal and regulatory requirements applicable to the Corporation and its affiliates, including the requirements applicable to financial institutions; have a significant history of professional and educational achievement; be a resident of the service area of the Corporation or its affiliates; have experience reviewing financial statements; be of an age such that, when first nominated the director will be able to serve two two-year terms as a director before reaching the retirement age of 70 which the
Corporation requires for its directors; have demonstrated a willingness to attend at least eighty percent of regularly scheduled meetings of the Corporation's Board and of the committees of the Board on which the director serves; and shall acquire shares of the Corporation worth $100,000 within the first five years of becoming a director as prescribed in the Guidelines for Stock Ownership in the Corporation.

     Neither the Board nor the Committee has adopted a formal policy regarding director attendance at the Annual Meeting. The Board normally holds its annual organizational meeting directly following the Annual Meeting, which usually results in all directors being able to attend the Annual Meeting. In 2005, all current directors attended the Annual Meeting.

     The Board of Directors recommends that the shareholders vote FOR the election of each nominee for Class II director.

--------------------------------------------------------------------------------
                        Position with Corporation and/or
                              Principal Occupation
Name and Age       or Employment for the Last Five Years         Director Since
--------------------------------------------------------------------------------

                               CLASS II DIRECTORS
                             (Terms expire in 2008)

CANDICE  R.   DeCLARK-PEACE,   53,  Partner  in  the  public          2002
accounting  firm of  Clark,  Schaefer,  Hackett  &  Company,
Dayton, Ohio, since 1978. She served as a Director of Towne from May 2002 through November 2002.

BARRY M. DORSEY,  Ed.D., 63,  Executive  Director of the New          1995
College of Virginia  Planning  Commission  in  Martinsville,
Virginia.  He served as President of the  University  of Rio
Grande and Rio Grande  Community  College  from July 1991 to
January 2006.  Mr. Dorsey served as Associate  Director from
July 1980 to July 1990 and as Deputy Director from July 1990 to June 1991 of the State Council for Higher Education for
Virginia.

DONALD R.  SEIGNEUR,  54,  Partner in the public  accounting          1995
firm of Whited,  Seigneur,  Sams & Rahe, CPAs,  Chillicothe,
Ohio, since 1979.

WILLIAM S. SIDERS,  58,   President  of  Siders  Investments          2001
since  2000. Mr  Siders  is  also  a  retired Chairman and a
Director   of   Shriners  Hospital  for  Children Cincinnati
Burns  Hospital in Cincinnati, Ohio. He served a Director of
Towne  from October 1999 through November 2002. He served as
Chief Executive Officer and a Director of Blue Ash from 1982 until its acquisition in October 1999. He served in several positions with Hunter Savings Association from 1970 through 1982.

H. GRANT STEPHENSON,  56, Partner in the law firm of Porter,          1995
Wright, Morris & Arthur LLP, Columbus, Ohio, since 1986.

DONALD P. WOOD, 61, Chairman and Chief Executive  Officer of          2002
Don Wood,  Inc., Don Wood Ford Lincoln,  Mercury,  Inc., Don
Wood   Automotive,   LLC,  and  other   related   automobile
dealerships  in Athens and  Hocking  counties,  Ohio,  since
1985. He has also served in several  positions with Banc One
National Bank and Florida National Bank from 1969 to 1985.


                                CLASS I DIRECTORS
                             (Terms expire in 2007)

R. E.  COFFMAN,  JR.,  54,  Chief  Executive  Officer of the          2002
Corporation   since   January  2004  and  President  of  the
Corporation since December 2002. Mr. Coffman has also served as the  Chief  Executive  Officer  of Oak Hill  Banks  ("Oak
Hill") since January 2005. In addition,  Mr.  Coffman served as  the  Corporation's  Chief  Administrative  Officer  from
December  2002  through  December  2003.  He  served as Vice
President of the Corporation from June 1999 through November
2002. He served as President,  Chief  Executive  Officer and
Director of Towne Bank  ("Towne")  from October 1999 through
November   2002.   Mr.  Coffman  served  as  Executive  Vice
President of Oak Hill from July 1998 to September 1999. From
June 1997 to June 1998, he served as Senior Vice President of Oak Hill, and from September 1996 to May 1997, he served as Area President for Oak Hill.

--------------------------------------------------------------------------------
                        Position with Corporation and/or
                              Principal Occupation
Name and Age       or Employment for the Last Five Years         Director Since
--------------------------------------------------------------------------------

JOHN D. KIDD, 66, Chairman of the Corporation since December          1981
2002 and Chairman of Oak Hill since January 2005. Mr. Kidd served as Chief Executive Officer from 1981 through December
2003.  He served as President of the  Corporation  from June
1995 through November 2002 and Executive Vice President from
1981 to June 1995.  He served as  President of Oak Hill from
October 1991 to September 1997 and as Chairman of Oak Hill from 1997 through November 2002. Mr. Kidd joined Oak Hill in
1970 as Director, Chief Executive Officer and Executive Vice
President. Mr. Kidd served as Director of Towne from October
1999 through November 2002.

D. BRUCE KNOX, 45, has served as Executive Vice President of          1997
the  Corporation  since  January 2005 and Chief  Information
Officer  since  January  2000.  He has also  served as Chief
Information Officer and Executive Vice President of Oak Hill since January 2005. Prior, he served as Executive Vice
President of Oak Hill from July 1998 to December 1999. He also served as Senior Vice President of Oak Hill from October 1997 to June 1998. He served as President and
Director of Unity Savings Bank ("Unity") from January 1996 until the merger into Oak Hill in October 1997. He served as Executive Vice President of Unity and its successor, Oak
Hill, from January 1989 to December 1995. He also served as a Director of Oak Hill from October 1997 to November 2001.

NEIL S.  STRAWSER,  63,  Co-founder  and owner of  Parrott &          2002
Strawser  Properties,  Inc., a land development and building firm in  Cincinnati,  Ohio,  since 1980.  Mr.  Strawser  has served as Director  of Strawser  Funeral  Home,  Inc.  since
1974.  He served as a Director of The Blue Ash  Building and
Loan  ("Blue  Ash")  and its  successor,  Towne,  from  1976 through November 2002.

         MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

     During 2005, the Board of Directors held four regularly scheduled meetings and one additional meeting. All of the incumbent directors and each nominee standing for re-election attended more than 75% of the regularly scheduled meetings and committee meetings for committees on which he or she served during the last fiscal year. In addition, the Board of Directors also regularly holds executive sessions of only those members of the Board of Directors who meet the current independence standards. Those members are Ms. Candice R. DeClark-Peace and Messrs. Barry M. Dorsey, Donald R. Seigneur, William S. Siders, H. Grant Stephenson, Donald P. Wood and Neil S. Strawser.

     Each non-employee director received $1,000 per meeting attended as a director of the Corporation. Directors who are also employees received no additional compensation for service on the Board of Directors.

     The Board of Directors has the following standing committees: Governance and Compensation Committee and Audit Committee.

     The Governance and Compensation Committee (the "Committee") makes recommendations to the Board of Directors of the Corporation (the "Board") with respect to the compensation of the executive officers of the Corporation and with respect to the awards of stock-based compensation, develops and recommends to the Board a set of corporate principles applicable to the Corporation, reviews and recommends to the Board the appropriate structure and composition of the Board and of the Boards of each of the subsidiaries, and formulates, administers and oversees the Board's Code of Ethics. The Committee has the duties of a nominating committee to identify and evaluate individuals qualified to serve on the Board, recommends director nominees for each of the boards of the Corporation's subsidiaries to the Board and assumes responsibility for planning for the succession of directors. In so doing, the Committee recommends to the Board the size of the Board, as well as its membership mix and the process for the selection of independent directors, and makes similar recommendations for each of the boards of the Corporation's subsidiaries. In addition, the Committee assumes the overall responsibility for periodic assessment of the Corporation's governance program and assumes responsibility for the annual development and implementation of a plan for the evaluation of the Board and of each of the boards of the Corporation's subsidiaries. The
Committee is also responsible for the Chief Executive Officer's performance evaluation and for management succession planning. The Committee assesses the appropriateness of shareholder proposals for inclusion in the proxy materials. The Board has adopted a written charter for the Committee. Although the charter is not on the Corporation's website, it was attached to the 2004 Annual Meeting Proxy. The members of the Committee are Mr. Neil S. Strawser, who serves as Chairman, and Messrs. Barry M. Dorsey and H. Grant Stephenson, each of which meet the independence standards of Rule 4200(a)(15) of the National Association of Securities Dealers (the "NASD") listing standards. John D. Kidd, Chairman of the Corporation, attends all committee meetings as an ex-officio member. The Committee held four meetings during the last fiscal year, and all current members attended. Committee members received $2,000 for attending each committee meeting with the exception of the chairman of the committee who received $2,625 for attending each meeting. The report of the Committee with respect to the year 2005 begins on page 14 herein.

     The Audit Committee oversees the Corporation's financial reporting process on behalf of the Board. Functions of the Audit Committee include the engagement of the independent registered public accounting firm, reviewing with the independent registered public accounting firm the plans and results of the audit engagement of the Corporation, reviewing the scope and results of the procedures for internal auditing, reviewing the independence of the independent registered public accounting firm, conducting an appropriate review and approve all related party transactions for potential conflicts of interest, and similar functions. In its oversight role, the Audit Committee assures that management fulfills its responsibilities in preparing the financial statements. The Audit Committee reviews and discusses with the internal audit department, management and the Board such matters as accounting policies, internal controls and procedures for preparation of financial statements. The Board has adopted a revised written charter for the Audit Committee, which was attached to the 2005 Proxy Statement. The members of the Audit Committee are Mr. Donald R. Seigneur, who serves as Chairman, Ms. DeClark-Peace and Messrs. William S. Siders and Donald P. Wood. All members of the Audit Committee meet the independence standards of Rule 4200(a)(15) and the audit committee qualifications of Rule 4350(d)(2) of the NASD listing standards. The Board has determined that Ms. DeClark-Peace and Messrs. Seigneur, Siders and Wood each are audit committee financial experts for the Corporation and are independent as described in the preceding sentence. The Audit Committee held eight meetings during the last fiscal year, including three meetings with management and the independent registered public accounting firm to discuss the Corporation's quarterly financial statements prior to the filing of its Quarterly Report on Forms 10-Q with the SEC. Each director serving on such committee received $1,000 per meeting attended in connection with the Quarterly Reports on Form 10-Q and $2,500 per meeting attended otherwise with the exception of the chairman of the committee who received $1,200 per meeting attended in connection with the Quarterly Reports on Form 10- Q and $3,100 per meeting attended otherwise. The report of the Audit Committee with respect to the year 2005 begins on page 18 herein.

     Shareholders may communicate directly to the Board in writing by sending a letter to the Board at: Oak Hill Financial, Inc., ATTN: Board of Directors, 14621 S.R. 93, Jackson, OH 45640. All communications directed to the Board will be received and processed by the Corporation's Director of Internal Audit and will be transmitted to the Chairman of the Audit Committee without any editing or screening by the Director of Internal Audit.

                               EXECUTIVE OFFICERS

     The officers of the Corporation are appointed annually by the Board and serve at the pleasure of the Board. In addition to John D. Kidd, Chairman of the Board, R. E. Coffman, Jr., President and Chief Executive Officer, and D. Bruce Knox, Chief Information Officer, the following persons are officers of the
Corporation:

MILES R. ARMENTROUT, 49, has served as Executive Vice President and Chief Commercial Banking Officer of the Corporation since April 2005. He has served as Executive Vice President of Oak Hill since January 2005. In addition, Mr. Armentrout also served as Regional President of Oak Hill from December 2002 to December 2004. He served as Senior Vice President and Senior Lender of Towne from December 2001 to November 2002 and Vice President and Area Commercial Lender from June 2001 to November 2001. Prior to coming to Oak Hill, he served in various banking positions from April 1977 to May 2001.

RON J. COPHER, 48, has served as Executive Vice President of the Corporation since January 2005, Chief Financial Officer since July 1999, Treasurer since February 2001, and Secretary since June 2004. In addition, Mr. Copher has served as Chief Financial Officer and Executive Vice President of Oak Hill since January 2005. Mr. Copher has also served as Secretary of Oak Hill since June 2004. Prior, he served as Executive Vice President of Oak Hill from July 1999 to February 2000. From January 1985 to June 1999, he served in a variety of positions in the financial services practice of Grant Thornton LLP. He most recently served as Partner and Practice Leader of the Financial Services Industry Group of Southern California.

SCOTT J. HINSCH, JR., 54, has served as Vice President of the Corporation since January 2002. Mr. Hinsch has served as President of Oak Hill Financial Insurance since January 2005. He has served as President of Oak Hill since January 2002 and Chief Executive Officer from January 2002 through December 2004. He served as Chief Operating Officer of Oak Hill from January 2001 to December 2001. From April 1999 to December 2000, he served as Executive Vice President and Branch Administrator of Oak Hill. Prior to coming to Oak Hill, he served as Regional President for the former Star Bank and as President of the former Commercial & Savings Bank, Gallipolis, Ohio.

DAVID G. RATZ, 48, has served as Chief Administrative Officer of the Corporation since January 2005 and Executive Vice President since January 2002. He served as Chief Operating Officer of the Corporation from January 2002 to December 2004. In addition, Mr. Ratz has served as Executive Vice President and Chief Administrative Officer of Oak Hill since January 2005. He served as Chief Administrative Officer of the Corporation from January 2000 to December 2001. He served as Vice President of the Corporation from October 1995 to December 1999. He served as Vice President of Oak Hill from October 1995 to February 1996, as Senior Vice President from February 1996 to June 1998, and as Executive Vice President from July 1998 to February 2000. From December 1986 to September 1995, he served as a marketing and human relations consultant to community banking organizations as Vice President of Young & Associates, Kent, Ohio.

                             EXECUTIVE COMPENSATION

     The following Summary Compensation Table sets forth the compensation paid during the last three completed fiscal years by the Corporation and its subsidiaries to the Chief Executive Officer and the four other highest-paid executive officers of the Corporation whose total salary and bonus annually exceed $100,000 for services in all capacities for the Corporation:

                                               SUMMARY COMPENSATION TABLE

                                                                                            Long-Term
                                                 Annual Compensation                      Compensation
                                  -------------------------------------------------  ------------------------
                                                                                     Restricted      Shares
                                                                     Other Annual       Stock      Underlying    All Other
Name and Principal Position       Year        Salary      Bonus(1)  Compensation(2)   Awards(3)    Options(4)  Compensation(5)
-----------------------------------------------------------------------------------------------------------------------------

John D. Kidd                      2005       $215,000         --        $25,137           --             --        $ 6,450
Chairman and Director             2004       $215,000         --        $ 5,197           --           3,000       $ 9,191
                                  2003       $214,375      $49,900      $ 8,114           --           1,600       $15,535

R. E. Coffman, Jr.                2005       $204,250      $15,000      $ 6,507           --             --        $ 5,869
President, Chief Executive        2004       $183,125         --        $ 5,757        $26,044        10,000       $ 9,171
Officer and Director              2003       $167,750      $38,400      $ 6,969        $25,282         1,600       $13,115

Scott J. Hinsch, Jr.              2005       $177,374      $12,500      $ 3,579           --             --        $ 6,185
Vice President                    2004       $172,000      $20,400      $ 4,097           --           4,000       $ 9,654
                                  2003       $164,458      $51,100      $ 6,431        $25,282         1,600       $13,115

Miles R. Armentrout               2005       $143,500      $25,400         --              --            --        $ 5,067
Chief Commercial Banking          2004       $113,043      $40,000         --              --          3,000       $ 7,326
Officer                           2003       $103,909      $40,300         --              --          1,500       $ 8,905

Ron J. Copher                     2005       $147,375      $10,000         --              --            --        $ 4,646
Chief Financial Officer,          2004       $142,000         --            --         $26,044         3,000       $ 8,176
Secretary and Treasurer           2003       $134,250      $28,800         --              --          1,500       $13,853

---------------------------------------------------------------------------------------------------------------------------

(1) Bonus was accrued in the current year and paid in January of the following year.

(2) Includes amounts imputed for personal use of a company vehicle and for certain estate planning expenses for Messrs. Kidd and Coffman.

(3) Messrs. Coffman and Hinsch both received an award of 830 shares of restricted stock on December 16, 2003 valued at $30.46 per share, based upon the fair market value of the Corporation's common stock as of the preceding business day. Each award is subject to a three year graduated vesting schedule and becomes fully vested on the third anniversary of the date of the award. In addition, Mr. Coffman received an award of 700 shares of restricted stock on December 21, 2004, valued at $37.205 per share, based upon the average of the closing bid and ask of the Corporation's common stock as of the preceding business day. The award is subject to a three year graduated vesting schedule and becomes fully vested on the third anniversary date of the award. At December 31, 2005, Mr. Coffman's 1,297 unvested shares of restricted stock had an aggregate value of $43,086, and Mr. Hinsch's 830 shares of restricted stock had an aggregate value of $27,573 based on the $33.22 fair market value of the Corporations' common stock on that date. In addition, Mr. Copher received an award of 700 shares of restricted stock on December 21, 2004, valued at $37.205 per share, based upon the average of the closing bid and ask of the Corporation's common stock as of the preceding business day. The award is subject to a three year graduated vesting schedule and becomes fully vested on the third anniversary date of the award. At December 31, 2005, Mr. Copher's 467 unvested shares of restricted stock had an aggregate value of $15,514 based on the $33.22 fair market value of the Corporation's common stock on that date. Messrs. Coffman, Hinsch and Copher may exercise full voting rights with respect to their restricted share awards during the restricted period. In addition, dividends and distributions are payable on all restricted share awards during the restricted period, and such shares are held in escrow by the Corporation until the shares vest.

(4) All shares are subject to options granted under the Oak Hill Financial, Inc. 2004 Stock Incentive Plan.

(5) Includes 401(k) matching and profit sharing contributions to the Oak Hill Financial, Inc. 401(k) & Profit Sharing Plan for the fiscal years shown. Also includes $1,805 paid on behalf of Mr. Copher in connection with the Corporation's executive health program in 2003.

--------------------------------------------------------------------------------

     The following table shows aggregate option exercises in the last fiscal year and year-end values.

                                                               Number of Unexercised         Value of Unexercised
                                                               Options at Fiscal Year        In-the-Money Options at
                                                                        End                    Fiscal Year End(1)
                                                            -----------------------------------------------------------
                                Acquired        Value
Name                           on Exercise   Realized ($)   Exercisable    Unexercisable    Exercisable   Unexercisable
-----------------------------------------------------------------------------------------------------------------------
John D. Kidd
Chairman and Director            11,250        $100,580        11,600            --           $116,206           --

R. E. Coffman, Jr.
President, Chief Executive
Officer and Director              9,375        $151,736        28,000            --           $281,979           --

Scott J. Hinsch, Jr.
Vice President                      --            --           10,600            --           $ 96,766           --


Miles R. Armentrout               1,500        $  7,185         3,000            --           $     --           --
Chief Commercial Banking
Officer


Ron J. Copher
Chief Financial Officer,
Secretary and Treasurer           1,000        $ 15,540        27,750            --           $378,827           --


(1) Represents total gain which would have been realized if all in-the-money options held at fiscal year-end had been exercised, determined by multiplying the number of shares underlying the options by the difference between the per share option exercise price and per share fair market value at year-end. The fair market value as determined by the closing price of the Corporation's common stock on December 31, 2005 was $33.22. An option is in-the-money if the fair market value of the underlying shares exceeds the exercise price of the option.

Employment Contracts and Change in Control Agreements

     On December 20, 2005, Oak Hill Financial, Inc. (the "Corporation") entered into an Employment Agreement with Ralph E. Coffman, Jr. (the "Employment Agreement"). The terms of the Employment Agreement terminate the Change in Control Agreement, effective as of January 31, 2004, between the Corporation and Mr. Coffman. The Employment Agreement is for a term of two years, commencing on January 1, 2006 and ending on December 31, 2007. The term of the Employment Agreement will be extended for one day each day until the Board of Directors of the Corporation elects not to extend the term of the Employment Agreement by giving written notice to Mr. Coffman. Mr. Coffman will continue to serve as the Corporation's President and Chief Executive Officer and as the Chief Executive Officer of Oak Hill Banks, a wholly-owned subsidiary of the Corporation. Mr. Coffman will receive an annual base salary of $230,000, which will be reviewed at least annually in accordance with the procedures adopted for such purpose by the Board of Directors of the Corporation. In addition, Mr. Coffman will be eligible to receive bonuses and awards under the Corporation's stock incentive plan. Mr. Coffman is subject to non-competition and non-solicitation obligations during the term of his employment.

     In the event of termination of Mr. Coffman's employment (i) as a consequence of death or permanent disability, (ii) by the Corporation without cause, as defined in the agreement, or (iii) after a change in control, as defined in the agreement, the Corporation shall pay to Mr. Coffman, his beneficiary or his estate, the salary that would have been paid to Mr. Coffman for the remaining term of the Employment Agreement, a pro rata portion of the bonus applicable to the fiscal year in which such termination occurs, the value of any stock option or related rights granted to Mr. Coffman, but not exercisable, as of the date of such termination, and the value of restricted stock awards or related rights which have been granted to Mr. Coffman subject to certain conditions in the Employment Agreement.

     In the event of termination of Mr. Coffman's employment by the Corporation for cause, Mr. Coffman will not be entitled to further compensation or other benefits under the Employment Agreement, except as to that portion of any unpaid salary and other benefits accrued and earned up to and including the effective date of such termination. In the event of termination of Mr. Coffman's employment by the Corporation for cause or as a result of a change in control, Mr. Coffman will be subject to non-competition and non-solicitation obligations for a period of at least two years following such termination (the "Restricted Period"). The Restricted Period shall continue for so long as payments are made by the Corporation to Mr. Coffman and for a period of six months thereafter.

     In the event of termination of Mr. Coffman's employment by Mr. Coffman, the Corporation may, in its sole discretion, elect to make salary payments, but the Corporation does not have an obligation to pay any compensation or benefits of any kind other than the salary that has accrued but not paid up to and including the date of termination, and any bonus accrued but not paid for fiscal years that have been completed as of the date of termination. In the event that the Corporation makes a payment, in the nature of compensation to Mr. Coffman that is subject to an excise tax, the Corporation shall pay Mr. Coffman an amount such that after Mr. Coffman pays all taxes and excise tax imposed on the gross-up payment, the participant retains an amount of the gross-up payment equal to the excise tax imposed on the payment or distribution made by the Corporation. In the event that Mr. Coffman terminates his employment with the Corporation and the Corporation continues to pay Mr. Coffman his salary, in at least monthly installments and net of all tax and other withholding obligations of the Corporation, at the level of salary paid to Mr. Coffman immediately prior to the effective date of the termination, Mr. Coffman will be subject to non-competition and non-solicitation obligations during the Restricted Period and the Restricted Period will continue for two (2) years from the last day of the last month for which a salary payment is made. In the event that Mr. Coffman terminates his employment with the Corporation and the Corporation does not continue to pay Mr. Coffman his salary, the non-competition and non-solicitation obligations of Mr. Coffman shall cease after the Restricted Period.

     On December 20, 2005, the Board of Directors of the Corporation approved and adopted the Oak Hill Financial, Inc. Key Executive Change of Control Plan (the "Plan"). The purpose of the Plan is to provide severance and other benefits to designated key executives of the Corporation and its subsidiaries in the event that any of their employments terminate for specified reasons within one year following a "change of control" of the Corporation, as defined in the Plan. The key executives participating in the Plan are appointed by the Corporation's Chief Executive Officer annually and confirmed by an annual election of the Governance and Compensation Committee of the Corporation's Board of Directors. The initial key executives participating in the Plan are Messrs. Ratz, Copher, Hinsch, Knox and Armentrout.

     A participant in the Plan will be entitled to severance and other benefits under the Plan if the participant's employment with the Corporation and all of its subsidiaries terminates for any reason other than "cause," death or disability within one year following a change of control. "Cause" means the willful and continued failure of the executive to perform his or her duties or the willful engaging by the executive in illegal conduct or gross misconduct materially injurious to the Corporation. In addition, a participant in the Plan will be entitled to severance and other benefits under the Plan if the participant resigns for "good reason" within one year following the change of control. "Good reason" means (i) a material diminution in the participant's position, authority, duties or responsibilities, (ii) a material reduction in the participant's annual salary and incentive compensation or material adverse change in employee benefits, (iii) requiring the participant to be based at an office or location more than 125 miles from the location where the participant was based immediately before the change in control, or (iv) failure of the Corporation to require any successor Corporation to comply with the Plan.

     If the participant's employment so terminates, the Corporation will pay the participant in twelve equal monthly payments consisting of, an amount equal to the participant's annual salary, any unpaid salary, earned unused vacation pay, the value of any stock option or related rights which as of the date of termination have been granted to participant, but are not exercisable by participant and the value of any restricted stock awards or related rights which have been granted to participant, but in which participant does not have a non-forfeitable or fully vested interest as of the date of termination. Such payment amounts may also be grossed-up if they would be subject to any excise tax on excess parachute payments under certain circumstances.

     In order for the key executives to participate in the Plan, they must enter into an agreement with the Corporation under which they agree to:

     o reasonably assist the Corporation with any transition issues that arise from the participant's employment;
     o    not use or disclose any proprietary or confidential information;
     o not make any public statements related to the Corporation, its management, customers or employees without the prior written consent of the Corporation;
     o not make any public statements related to the Corporation, its management, customers or employees without the prior written consent of the Corporation; and
     o provide the Corporation with a release of claims against the Corporation for matters related to the participant's employment with the Corporation.


Equity Compensation Plan Information

     The following table presents information as of December 31, 2005, with respect to the shares of the Corporation's common stock that may be issued under the Corporation's existing equity compensation plan.

                                                                                                Number of Securities
                                                                                                 Remaining Available
                                        Number of Securities to Be      Weighted-Average         for Future Issuance
                                          Issued Upon Exercise of       Exercise Price of           Under Equity
Plan Category                               Outstanding Options        Outstanding Options       Compensation Plans
--------------------------------------------------------------------------------------------------------------------
Equity compensation plans approved
     by shareholders(1)                           484,233                    $23.14                   1,074,273

Equity compensation plans not
     approved by shareholders                        --                        --                         --
--------------------------------------------------------------------------------------------------------------------

Total                                             484,233                    $23.14                   1,074,273
--------------------------------------------------------------------------------------------------------------------

(1) Consists of the 2004 Stock Incentive Plan.
--------------------------------------------------------------------------------------------------------------------

The following REPORT OF THE GOVERNANCE AND COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS REGARDING COMPENSATION, PERFORMANCE GRAPH, and REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS, should not be deemed filed or incorporated by reference into any other document, including the Corporation's filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent specifically incorporated into any such filing by reference.

               REPORT OF THE GOVERNANCE AND COMPENSATION COMMITTEE
                OF THE BOARD OF DIRECTORS REGARDING COMPENSATION

Composition and Philosophy of the Committee

     The Corporation's Governance and Compensation Committee (the "Committee") is composed entirely of non-employee directors of the Corporation: H. Grant Stephenson, Barry M. Dorsey and Neil S. Strawser, who is Chairman. Under its charter, the Committee has responsibility for the development, evaluation and nomination of members of the Board of Directors, review of significant governance policies, administration of the executive compensation program, and evaluation and compensation of the Corporation's Chief Executive Officer.

     As part of its administration of the executive compensation program, the Committee has the authority and responsibility to determine and administer the Corporation's officer compensation policies, to review the salaries of executive officers, to approve bonus awards to executive officers, to approve the grant of award to executive officers and other key employees under the Corporation's 2004 Stock Incentive Plan and to approve other executive compensation. In general, the philosophy of the Committee is to attract and retain qualified executives, reward current and past individual performance, provide short-term and long-term incentives for superior future performance, and relate total compensation to individual performance and performance of the Corporation. The preferred compensation policy of the Committee is to set base pay at the middle of the comparable market ranges, establish performance-based annual cash bonus opportunities, and grant significant option positions to key employees to provide greater long-term incentives.

Executive Compensation Program

     The Corporation's executive compensation program is designed to enable the Corporation to attract, motivate and retain top quality executive officers by providing a fully competitive and comprehensive compensation package. It provides for competitive base salaries that reflect individual performance as well as variable incentive awards in cash for the achievement of financial performance goals established by Committee and approved by the Board of Directors. The Committee is responsible for the establishment of the base salaries of the Corporation's executive officers, as well as the administration of the annual bonus compensation programs. In addition, long-term stock-based incentive awards may be granted to strengthen the mutuality of interest between the executive officers and the Corporation's shareholders and to motivate and reward the achievement of important long-term performance objectives of the Corporation. The Committee is responsible for the award level and administration of the stock option program for executive officers, as well as for recommendations regarding other executive benefits and plans, both of which also are subject to approval by the Board of Directors. In completing its assignments, the Committee takes into account the views of the management of the Corporation.

     The Committee reviewed the executive compensation program being utilized and compared it with similar programs of banking corporations that shared one or more common traits with the Corporation (such as market capitalization, asset size and geographic location). As an overall evaluation tool in determining levels of compensation for the Corporation's Chief Executive Officer and other executive officers, the Committee reviewed the compensation policies of other banking companies, as well as published surveys of salaries in the financial industry, which are provided by management. Based on a recommendation from management, the Committee has defined or established a specific comparison group of bank holding companies for determination of compensation: banking organizations in Ohio and contiguous states with a similar market capitalization.. These companies may not be included in the SNL $1B-$5B Bank Index (an index included in the Corporation's Performance Graph on page 15). The Committee believes that while the executive compensation program of the Corporation is typical of these peer companies, the overall level of executive compensation by the Corporation is in the lower half of the range of the compensation levels of these peer companies.

Components of Executive Officer Compensation

     For 2005, the executive compensation program for the executive officers of the Corporation, including the Named Executive Officers in this Proxy Statement (Messrs. Kidd, Coffman, Hinsch, Armentrout and Copher (the "Named

Executive Officers")),  consisted of four primary components: (i) a base salary;
(ii) incentive compensation; (iii) executive benefits, such as insurance and retirement benefits; and (iv) benefits which are generally available to all employees. These components are discussed in detail below.

     Base Salary. The Corporation employs a salary review program in which the review is conducted in January with salary increases for the twelve month period beginning February 1 of each calendar. The salaries and performance reviews are determined primarily by examining the individual executive officer's level of responsibility for his position, comparing that position to similar positions within the Corporation, and comparing the officer's salary with salaries detailed in the salary surveys for executives with similar experience and responsibilities outside of the Corporation. The performance of the Corporation's executive officers is reviewed during the Committee's final meeting in December of each calendar year.

     Significant weight is given to the views of the management of the Corporation regarding whether a executive officer has succeeded in the annual performance goals established by the Chief Executive Officer with each executive officer. The nature of these goals differs, depending upon each officer's job responsibilities. Goals are both qualitative in nature-such as the development and retention of key personnel, the quality of products and services, and management effectiveness-and quantitative in nature, such as sales and revenue goals and cost containment.

     Each executive officer's base salary is then established by the Committee with management's input, taking into account the items listed above as well as the Corporation's overall performance during the preceding year. The Committee does not place a specific value on any of the above-listed factors. The base salary is subject to approval by the Board of Directors.

     Incentive Compensation. In 2005, potential incentive compensation included the award of cash bonuses, and awards of stock options and restricted stock under the Corporation's 2004 Stock Incentive Plan. The awards to executive officers under the Corporation's 2004 Stock Incentive Plan in 2005 were determined by the Committee with input from management. The Committee has not established particular target percentages of total compensation that should be incentive compensation. In light of the financial performance of the
Corporation, no incentive compensation, other than the cash bonuses described below, were paid in 2005.

     Cash Incentive Compensation. The Committee's policy for cash incentive compensation is to reward the achievement of financial objectives at the beginning of each year. Each year, the Committee establishes a bonus plan for executive officers for performance based upon a targeted increase of net operating income of the Corporation in consultation with management. The Committee also considers other factors related to the individual performance of the each executive officer. All incentive bonus awards under the plan are to be paid in cash. There were no bonuses paid or accrued in 2005 based upon the Corporation's 2005 financial performance, which failed to meet the targeted increase in net operating income. However, the Corporation accomplished a number of significant financial and administrative milestones during 2005 in the opinion of the Committee that merited recognition, such as, for example, an improvement to asset quality and implementation of enhanced internal controls. Accordingly, the Committee approved cash bonuses for the executive officers as follows: Mr. Kidd - none; Mr. Coffman - $15,000; Mr. Hinsch - $12,500; Mr. Armentrout - $25,400; and Mr. Copher - $10,000.

     Awards under Corporation's 2004 Stock Incentive Plan. The purpose of the Corporation's 2004 Stock Incentive Plan is to provide long-term incentives to key employees and to motivate key employees to improve the performance of the Corporation and thereby increase the Corporation's common stock price. No awards were made for performance during 2005.


Determination of the Chief Executive Officer's Compensation

     The compensation package entered into with Mr. Coffman is detailed in this Proxy Statement under the tables and descriptive paragraphs of the section entitled Executive Compensation.

     Mr. Coffman's base salary for 2006 was determined by the Committee through an assessment of several areas, including the financial results of the Corporation as compared with peer companies and his overall performance as a leader of the Corporation, as well as the performance of the bonus plan. In determining compensation, the financial results as compared with peer companies were given the most weight by the Committee; overall performance as a leader was given significant, but lesser, weight. In addition to these factors, the Committee also reviewed information to determine if there were any overall trends in the financial services industry regarding compensation of chief executive officers that would suggest further adjustments to the amounts to be paid to Mr. Coffman. Based on information provided by management, the Committee believes Mr. Coffman's compensation is below the median compensation typical of peer companies.

     Based on these factors, the Committee established Mr. Coffman's annual base salary for 2006 at $230,000, an approximate 11.1% increase from his previous base salary. Other personal benefits available to Mr. Coffman are described in the descriptive paragraphs of the section entitled Executive Compensation and are, in the opinion of the Committee, reasonable and not excessive.

Deductibility of Executive Compensation

         The Committee has reviewed the qualifying compensation regulations issued by the Treasury Department under Code Section 162(m) which provide that no deduction is allowed for applicable employee remuneration paid by a publicly held corporation to a covered employee if the remuneration paid to the employee exceeds $1.0 million for the applicable taxable year, unless certain conditions are met. Currently, remuneration is not expected to exceed the $1.0 million base for any employee. Therefore, compensation should not be affected by the qualifying compensation regulations.

Miscellaneous Developments

     In addition to the actions described above, the Committee took a number of other more routine actions , the most significant of which are summarized below. The Committee adopted a program for the deferral of directors fees for directors electing to participate in the program. As a result of the Committee's review, the Corporation's Director Emeritus Policy was amended to include affiliates of the Corporation. The Committee completed its annual review of the Committee's charter and policies, and it reviewed compliance with policies covering director independence and meeting attendance. The Committee undertook a review of compliance with Regulation L which prohibits certain interlocks between the Board of Directors and the boards of other financial institutions. The Committee adopted the Key Executive Change of Control Plan, a plan providing a basic benefit of one years salary in the event of termination following a change of control of the Corporation to certain executives, and a employment contract for Mr. Coffman which provides a basic benefit of two years salary in the event of termination by the Corporation.

     The foregoing report has been respectfully  submitted by the members of the
Committee:

                           Neil S. Strawser, Chairman
                                 Barry M. Dorsey
                               H. Grant Stephenson

                                PERFORMANCE GRAPH

                      Comparison of Cumulative Total Return
              Among the Corporation, the Nasdaq Composite Index and
                      The SNL $1B-$5B Bank Asset-Size Index

     The following Performance Graph compares the performance of the Corporation with that of the NASDAQ Composite Index and the SNL $1B-$5B Bank Asset-Size Index, each of which is a published industry index. The comparison of the cumulative total return to shareholders for each of the periods assumes that $100 was invested on December 31, 2000 in the common stock of the Corporation and in the NASDAQ Composite Index and the SNL $1B-$5B Bank Asset-Size Index and that all dividends were reinvested.


                            Oak Hill Financial, Inc.


                                 [GRAPH OMITTED]


                                                      Period Ending
                              -------------------------------------------------------------
Index                           12/31/00  12/31/01  12/31/02  12/31/03  12/31/04  12/31/05
-------------------------------------------------------------------------------------------
Oak Hill Financial, Inc.          100.00    111.58    154.82    222.51    291.82    255.53
NASDAQ - Total US                 100.00     79.18     54.44     82.09     89.59     91.54
SNL $1B-$5B Bank Index            100.00    121.50    140.26    190.73    235.40    231.38

                          REPORT OF THE AUDIT COMMITTEE
                            OF THE BOARD OF DIRECTORS

     In accordance with its written charter, the Audit Committee (the "Committee") of the Board of Directors assists the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, and financial reporting practices of the Corporation. During the current year, the Committee met eight times including meeting with management and the independent registered public accounting firm to discuss the Corporation's quarterly financial statements prior to the filing of its Quarterly Report on Form 10-Q with the Securities and Exchange Commission.

     In discharging its oversight responsibility as to the audit process, the Committee obtained from the independent registered public accounting firm a formal written statement describing all relationships between the independent registered public accounting firm and the Corporation that might bear on the independent registered public accounting firm's independence consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and discussed with the registered independent public accounting firm any relationships that may impact its objectivity and independence. The Corporation has been advised by Grant Thornton LLP that neither that firm nor any of its associates has any relationship with the Corporation or its subsidiaries other than the usual relationship that exists between an independent registered public accounting firm and clients. The Committee satisfied itself as to the independent registered public accounting firm's independence. The Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards ("SAS") No. 61.

     The Committee also discussed with management, the internal auditor and the independent registered public accounting firm the quality and adequacy of the Corporation's internal controls and the internal audit functions' organization, responsibilities, budget, and staffing. The Committee reviewed with both the independent registered public accounting firm and the internal auditor their plans, audit scope, and identification of audit risks

     The Committee discussed and reviewed with the internal auditor and independent registered public accounting firm all communications required by generally accepted auditing standards, including a discussion of the quality, not just the acceptability of the accounting principles, the reasonableness of significant adjustments, clarity of disclosures in the financial statements, and other matters described in SAS No. 100, as amended, "Communication with Audit Committees." With and without management present, the Committee discussed and reviewed the results of the internal audit examinations and the results of the independent registered public accounting firm's examination of the financial statements.

     The Committee reviewed the audited financial statements of the Corporation as of and for the fiscal year ended December 31, 2005, and management's assertion on the design and effectiveness of the Corporations's internal control over financial reporting as of December 31, 2005 with management and the independent registered public accounting firm. Management has the responsibility for the preparation of the Corporation's financial statements, and the independent registered public accounting firm has the responsibility for the examination of those statements and assertion.

     Based on the above-mentioned review and discussions with management and the independent registered public accounting firm, the Committee recommended to the Board that the Corporation's audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2005 for filing with the Securities and Exchange Commission. The Committee also recommended the reappointment, subject to shareholder approval, of the Corporation's independent registered public accounting firm, Grant Thornton LLP.

     The foregoing report has been respectfully submitted by the members of the Committee, being:

                          Donald R. Seigneur, Chairman
                            Candice R. DeClark-Peace
                                William S. Siders
                                 Donald P. Wood

           PRINCIPAL INDEPENDENT REGISTERD PUBLIC ACCOUNTING FIRM FEES

         The following table presents fees for professional audit services rendered by Grant Thornton LLP for the audit of the Corporation's financial statements for the years ended December 31, 2005 and 2004, and fees billed for other services rendered by Grant Thornton LLP during those periods.

                                                       2005                2004
--------------------------------------------------------------------------------

Audit fees                                           $215,000           $193,150
Audit related fees                                     27,217             67,461
Tax fees                                               67,005             36,070
All other fees                                             --                 --

--------------------------------------------------------------------------------

     Total                                           $309,222           $296,681
--------------------------------------------------------------------------------

Audit Fees

     Grant Thornton LLP fees billed to the Corporation for professional services rendered for the audit of the Corporation's consolidated financial statements included in the annual Form 10-K and review of financial statements included in the quarterly Forms 10-Q and for services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings and engagements.

Audited Related Fees

     Aggregate  fees  billed  for  assurance  and  related   services  that  are
reasonably related to the performance of the audit or review of the Corporation's financial statements. These services include employee benefit plan audits, due diligence related to mergers and acquisitions, attestations by Grant Thornton LLP that are not required by statute or regulation and consulting on financial and reporting standards.

Tax Fees

     Aggregate fees billed for professional services rendered by Grant Thornton LLP for tax compliance, consulting and return preparation.

All Other Fees

     Fees billed for other permissible work performed by Grant Thornton LLP that does not meet the above category descriptions.

     In determining whether to appoint Grant Thornton LLP as the Corporation's independent registered public accounting firm, the Audit Committee considered whether the provision of services, other than audit services, is compatible with maintaining the principal independent registered public accounting firm's independence.

                           AUDIT COMMITTEE GUIDELINES
    FOR PRE-APPROVAL OF INDEPENDENT REGISTERD PUBLIC ACCOUTING FIRM SERVICES

     The Audit Committee (the "Committee") has adopted the following guidelines regarding the engagement of the Corporation's independent registered public accounting firm:


Audit Services

     The annual audit services and related fees are subject to specific pre-approval of the Committee. The annual audit services include the annual financial statement audit, required quarterly reviews, subsidiary audits, equity investment audits, audit of management's assessment on internal control over financial reporting, and other procedures required to be performed by the independent registered public accounting firm to be able to form an opinion on the Corporation's consolidated financial statements.

     In addition, the Committee may grant general or specific pre-approval to other audit services. Other audit services may include statutory audits or financial audits of the Corporation and services associated with the SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

Audit-related Services

     The Committee may grant general or specific pre-approval to audit-related services that the Committee has determined are consistent with the SEC's rules on auditor independence. Audit-related services include assurance and other services that are reasonably related to the performance of the audit or review of the Corporation's financial statements.

Tax Services

     The  Committee  may  grant  general  or  specific   pre-approval   for  tax
compliance, consulting and return preparation services provided by the independent registered public accounting firm to the Corporation, its directors and employees that the Committee has determined are consistent with the SEC's rules on auditor independence.

All Other Services

     The Committee may grant general or specific pre-approval for all other permissible non-audit services that the Committee has determined are consistent with the SEC's rules on auditor independence.

     In  determining  whether to  pre-approve  any  services of the  independent
registered  public   accounting  firm,  the  Committee   considers  the  overall
relationship of fees for audit and non-audit services.

     Corporation management must annually submit to the Committee for approval a list of non-audit services that it recommends the Committee engage the independent registered public accounting firm to provide. Corporation management and the independent registered public accounting firm must each confirm to the Committee that each non-audit service on the list is permissible under all applicable legal requirements.

     Pre-approved, budgeted amounts for all services to be provided by the independent registered public accounting firm are established by the Committee. To ensure prompt handling of unexpected matters, the Committee delegates to the Chairman the authority to amend or modify the list of approved permissible services and fees. The Chairman will report action taken to the Committee at the next Committee meeting.

     The independent registered public accounting firm must ensure that all audit and non-audit services provided have been approved by the Committee. The Corporation's Senior Risk Management Officer is responsible for tracking all independent registered public accounting firm services and fees against the budgeted amounts and will report at least quarterly to the Committee all services actually provided by the independent registered public accounting firm and related fees pursuant to this pre-approval process.

           APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUTING FIRM

     The Audit Committee has appointed Grant Thornton LLP as the independent registered public accounting firm for the Corporation and its subsidiaries for the fiscal year ending December 31, 2006. Although not required, the Audit Committee is submitting its selection to the shareholders of the Corporation for ratification. Grant Thornton LLP has served as independent registered public accounting firm for the Corporation and its subsidiaries during the past year. The Audit Committee believes that the reappointment of Grant Thornton LLP for the fiscal year ending December 31, 2006 is appropriate because of the firm's reputation, qualifications, and experience. The Audit Committee will reconsider the appointment of Grant Thornton LLP if its election is not ratified by the shareholders.

     Management expects that representatives of Grant Thornton LLP will be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

     The affirmative vote of a majority of the votes entitled to be cast by the holders of the Corporation's common stock present in person or represented by proxy at the Annual Meeting is required for ratification.

         The Board of Directors recommends a vote FOR this proposal. Unless a contrary choice is specified, proxies solicited by the Board of Directors will be voted for the proposal.


              CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Compensation Committee Interlocks and Insider Participation

     Currently, Messrs. Barry M Dorsey, H. Grant Stephenson and Neil S. Strawser, who are not employees of the Corporation, are members of the Governance and Compensation Committee.

Transactions with Directors and Officers

     Some of the officers and directors of the Corporation and the companies with which they are associated are customers of Oak Hill. The loans to such officers and directors (a) were made in the ordinary course of business, (b) were made on substantially the same terms, including interest rates and nature of collateral, as those prevailing at the time for comparable transactions with other persons, and (c) did not involve more than the normal risk of collectibility or present other unfavorable features.

     Oak Hill has had, and expects to have in the future, banking transactions in the ordinary course of business with directors, officers, principal shareholders, and their associates on the same terms, including interest rates and collateral on loans, as those prevailing at the same time for comparable transactions with others.

Miscellaneous

     H. Grant Stephenson, a director of the Corporation, is a Partner in the law firm of Porter Wright Morris & Arthur LLP, which provides legal services to the Corporation.


          COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Corporation's officers and directors, and greater than 10% shareholders, to file reports of ownership and changes in ownership of the Corporation's securities with the SEC. Copies of the reports are required by SEC regulation to be furnished to the Corporation.

     Based solely on the Corporation's review of the copies of such reports, the Corporation believes that all its officers, directors, and greater than 10% beneficial owners complied with all filing requirements applicable to them with respect to transactions during fiscal 2005.

                              SHAREHOLDER PROPOSALS

     If an eligible shareholder wishes to present a proposal for action at the next Annual Meeting of the Corporation to be held in 2007, it shall be presented to management by certified mail, written receipt requested, not later than November 28, 2006, for inclusion in the Corporation's Proxy Statement and form of proxy relating to that meeting. Any such proposal must comply with Rule 14a-8 promulgated by the SEC pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"). Proposals should be sent to Oak Hill Financial, Inc.,
Attention: David G. Ratz, Chief Administrative Officer, 14621 State Route 93, Jackson, Ohio 45640. Any shareholder proposal submitted outside the processes of Rule 14a-8 under the 1934 Act for presentation to the Corporation's 2007 Annual Meeting of shareholders will be considered untimely for purposes of Rule 14a-4 and 14a-5 if notice thereof is received by the Corporation after February 8, 2007.


                                  ANNUAL REPORT

     The Corporation's Annual Report for the year ended December 31, 2005 is being mailed to each shareholder with this Proxy Statement.

     The Corporation files annually with the SEC an Annual Report on Form 10-K. This report includes financial statements and schedules thereto. A SHAREHOLDER OF THE CORPORATION MAY OBTAIN A COPY OF THE ANNUAL REPORT ON FORM 10-K, INCLUDING FINANCIAL STATEMENTS AND SCHEDULES THERETO, FOR THE FISCAL YEAR ENDED DECEMBER 31, 2005 WITHOUT CHARGE BY SUBMITTING A WRITTEN REQUEST THEREFORE TO THE FOLLOWING ADDRESS:

                            Oak Hill Financial, Inc.
                            Attention: David G. Ratz
                              14621 State Route 93
                               Jackson, Ohio 45640

                                  OTHER MATTERS

     Management and the Board of Directors of the Corporation know of no business to be brought before the Annual Meeting other than as set forth in this Proxy Statement. However, if any matters other than those referred to in this Proxy Statement should properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote such proxy on such matters in accordance with their best judgment.

                                    EXPENSES

     The expense of proxy solicitation will be borne by the Corporation. Proxies will be solicited by mail and may be solicited, for no additional compensation, by some of the officers, directors and employees of the Corporation or its subsidiaries, by telephone, telegraph or in person. Brokerage houses and other custodians, nominees and fiduciaries may be requested to forward soliciting material to the beneficial owners of shares of the Corporation and will be reimbursed for their related expenses.

[X] PLEASE MARK VOTES            REVOCABLE PROXY
    AS IN THIS EXAMPLE       OAK HILL FINANCIAL, INC.

                         ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 12, 2005


     The undersigned hereby appoints Ron J. Copher and David G. Ratz with full power of substitution, to act as attorneys and proxies for the undersigned to vote all shares of common stock of the Corporation which the undersigned is entitled to vote at the Annual Meeting of Shareholders (the "Meeting"), to be held on April 18, 2006 at the Ohio State University Extension South District Office, 17 Standpipe Road, Jackson, Ohio at 1:00 p.m., local time, and at any adjournments thereof, as follows:

                                                                  With-  For All
                                                            For   hold   Except
1.    The election as  directors of all nominees  listed    [_]    [_]    [_]
      below:

     Candice R. DeClark-Peace, Barry M. Dorsey, Ed.D.,
     Donald R. Seigneur, William S. Siders, H. Grant Stephenson,
     Donald P. Wood

INSTRUCTION:To withhold authority to vote for any individual nominee, mark "For All Except"and write that nominee's name in the space provided below.


--------------------------------------------------------------------------------

                                                            For  Against Abstain
2.    The  ratification  of  the  appointment  of  Grant    [_]    [_]    [_]
      Thornton LLP as independent registered public accounting firm of the Corporation for the fiscal year ending December 31, 2006.

      In their discretion, the proxies are authorized to vote on any other business that may properly come before the Meeting or any adjournment thereof.

In their discretion, the proxies are authorized to vote on any other business that may properly come before the Meeting or any adjournment thereof.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS. THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSALS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGEMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

     Should the undersigned be present to vote at the Meeting or at any adjournment thereof, and after notification to the Secretary of the Corporation at the Meeting of the shareholder's decision to terminate this Proxy, then the power of such attorneys and proxies shall be deemed terminated and of no further force and effect.


                                                        ------------------------
         Please be sure to sign and date                | Date                 |
           this Proxy in the box below.                 |                      |
--------------------------------------------------------------------------------
|                                                                              |
|                                                                              |
-----------Stockholder sign above----------Co-holder (if any) sign above-------

--------------------------------------------------------------------------------
  Detach above card, date, sign and mail in postage-prepaid envelope provided.

                            OAK HILL FINANCIAL, INC.
--------------------------------------------------------------------------------
     The above signed acknowledges receipt from the Corporation, prior to the execution of this Proxy, of Notice of the Annual Meeting, a Proxy Statement dated March 24, 2006, and the Corporation's Annual Report to Shareholders for the fiscal year ended December 31, 2005.

     Please sign exactly as your name appears on this card. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                               PLEASE ACT PROMPTLY
                     SIGN, DATE &MAIL YOUR PROXY CARD TODAY
--------------------------------------------------------------------------------
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